MANAKOA SERVICES CORPORATION
                              Financial Statements

                                November 24, 2003





Balance Sheet at November 24, 2003............................................2

Statement of Operations for the period from May 20, 2003
    (inception) through November 24, 2003.....................................3

Statement of Changes in Shareholders' Deficit
 for the period from May 20, 2003 (inception)
  through November 24, 2003...................................................4

Statement of Cash Flows for the period from May 20, 2003
    (inception) through November 24, 2003 ....................................5

Independent Auditors' Report..................................................6

Notes to Financial Statements.................................................7


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                          MANAKOA SERVICES CORPORATION
                                  Balance Sheet

                                November 24, 2003



                                 Assets

Total Assets                                                      $          --
                                                                ===============
                 Liabilities and Shareholders' Deficit

Current liabilities:
Accounts payable                                                  $       1,991
Indebtedness to related party (Note 2)                                       45
                                                                ---------------
        Total current liabilities                                         2,036
                                                                ---------------
Shareholders' deficit (Notes 2, 4 and 5):
Common stock, no par value; 100,000,000 shares authorized,
12,200,000 shares issued and outstanding                                  1,220
Common stock subscriptions                                                 (610)
Deficit accumulated during the development stage                         (2,646)
                                                                ---------------
        Total shareholders' deficit                                      (2,036)
                                                                ---------------
Total Liabilities and Shareholders' Deficit.                      $          --
                                                                ===============


See accompanying notes to financial statements



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                          MANAKOA SERVICES CORPORATION
                            Statement of Operations

               May 20, 2003 (Inception) Through November 24, 2003


Operating expenses:
Professional fees                                                 $       2,359
Other general and administrative costs                                      287
                                                                ---------------
Total operating expenses                                                  2,646
                                                                ---------------
Loss from operations                                                     (2,646)

Income tax provision (Note 3)                                                --
                                                                ---------------
Net loss                                                          $      (2,646)
                                                                ===============
Basic and diluted loss per share                                $         (0.00)
                                                                ===============
Weighted average common shares outstanding                           12,200,000
                                                                ===============



See accompanying notes to financial statements


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                          MANAKOA SERVICES CORPORATION
                 Statement of Changes in Shareholder's Defecit


                                                                                                     Deficit
                                                                                                     Accumulated
                                                                                                     During the
                                                  Common Stock               Common                  Development
                                        -------------------------------       Stock
                                              Shares         Amount      Subscriptions      Stage        Total
                                        ---------------- -------------- --------------- ------------ -------------

Balance, May 20, 2003 (inception)                     --      $      --      $       --     $     --     $      --

May 2003, common stock sold to officers,
   $.0001 per share (Note 2)                  12,200,000          1,220            (610)          --           610
Net loss                                              --             --              --       (2,646)       (2,646)
                                        ---------------- -------------- --------------- ------------ -------------

Balance, November 24, 2003                    12,200,000      $   1,220      $     (610)    $ (2,646)    $  (2,036)
                                        ================ ============== ===============  =========== =============




See accompanying notes to financial statements



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                          MANAKOA SERVICES CORPORATION
                            Statement of Cash Flows


               May 20, 2003 (Inception) Through November 24, 2003

Cash flows from operating activities:
  Net loss                                                        $      (2,646)
  Adjustments to reconcile net loss to net cash
   used in operating activities:
    Changes in operating liabilities:
     Accounts payable                                                     1,991
     Indebtedness to related party                                           45
                                                                ---------------
        Net cash used in
         operating activities                                              (610)
                                                                ---------------
Cash flows from financing activities:
  Proceeds from sale of common stock                                        610
                                                                ---------------
        Net cash provided by
         financing activities                                               610
                                                                ---------------
         Net change in cash.                                                 --

Cash, beginning of period                                                    --
                                                                ---------------
Cash, end of period                                               $          --
                                                                ===============
Supplemental disclosure of cash flow information:
  Income taxes                                                    $          --
                                                                ===============
  Interest                                                        $          --
                                                                ===============

See accompanying notes to financial statements



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                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders
Manakoa Services Corporation:


We have audited the balance sheet of Manakoa Services Corporation as of November 24, 2003, and the related statements of operations, changes in shareholder's deficit, and cash flows, for the period from May 20, 2003 (inception) through November 24, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Manakoa Services Corporation as of November 24, 2003, and the results of its operations and its cash flows for the period from May 20, 2003 (inception) through November 24, 2003 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered operating losses since inception and has a working capital deficit at November 24, 2003, which raises a substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Cordovano and Honeck, P.C.
Denver, Colorado
March 26, 2004


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NOTE 1:  NATURE OF ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of Organization

     Manakoa Services Corporation (the "Company" or "Manakoa") was incorporated under the laws of Washington on May 20, 2003. The Company is a "shell" or "blank check" company. The Company's business plan is to evaluate, structure and complete a merger with, or acquisition of, an operating company. On November 25, 2003, the Company entered into a Stock Purchase Agreement with Secure Logistix Corporation ("SLX") (see Note 4).

     The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company has suffered losses since inception and has a working capital deficit at November 24, 2003. These factors, among others, may indicate that the Company will be unable to continue as a going concern for a reasonable time.

     The financial statements do not include any adjustments relating to the recoverability and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to complete a merger or acquisition with an operating entity and ultimately to attain profitability. The Company intends to evaluate, structure and complete a merger with, or acquisition of, a privately owned operating entity (see
     Note 4). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     Summary of Significant Accounting Policies

     Use of estimates

     The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cash equivalents

     For the purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. The Company had no cash equivalents at November 24, 2003.

     Net loss per share

     Basic earnings/loss per share is computed by dividing income available to common shareholders (the numerator) by the weighted-average number of common shares (the denominator) for the period. The computation of diluted earnings per share is similar to basic earnings per share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if potentially dilutive common shares had been issued.

     At November 24, 2003, there was no variance between basic and diluted loss per share as there were no potentially dilutive common shares outstanding.



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     Notes to Financial Statements - continued
     ------------------------------------------

     Income taxes

     Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the recorded book basis and the tax basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future taxable income and tax credits that are available to offset future federal income taxes.

     Fair value of financial instruments

     The carrying amounts of accounts payable and other accrued liabilities approximate fair value due to the short-term maturity of the instruments.

     New accounting pronouncements

     Consolidation of Variable Interest Entities

     In January 2003, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 46, "Consolidation of Variable Interest Entities", an interpretation of Accounting Research Bulletin No. 51, "Consolidated financial statements". Interpretation 46 establishes accounting guidance for consolidation of variable interest entities that function to support the activities of the primary beneficiary. Interpretation 46 applies to any business enterprise, both public and private, that has a controlling interest, contractual relationship or other business relationship with a variable interest entity. The Company believes we have no investment in or contractual relationship or other business relationship with a variable interest entity and therefore the adoption did not have any impact on our financial position or results of operations. However, if the Company enters into any such arrangement with a variable interest entity in the future, our financial position or results of operations may be adversely impacted.

     Amendment of Statement 133 on Derivative Instruments and Hedging Activities

     On April 30, 2003, the FASB issued Statement No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". Statement 149 is intended to result in more consistent reporting of contracts as either freestanding derivative instruments subject to Statement 133 in its entirety, or as hybrid instruments with debt host contracts and embedded derivative features. In addition, Statement 149 clarifies the definition of a derivative by providing guidance on the meaning of initial net investments related to derivatives. Statement 149 is effective for contracts entered into or modified after June 30, 2003. The Company has adopted Statement 149, but it did not have a material effect on its financial position, results of operations or cash flows.


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


     Notes to Financial Statements - continued
     ------------------------------------------

     Financial Instruments with Characteristics of Both Liabilities and Equity

     On May 15, 2003, the FASB issued Statement No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". Statement 150 establishes standards for classifying and measuring as liabilities certain financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity. Statement 150 represents a significant change in practice in the accounting for a number of financial instruments, including mandatorily redeemable equity instruments and certain equity derivatives that frequently are used in connection with share repurchase programs. The Company currently does not use such instruments. Statement 150 is effective for all financial instruments created or modified after May 31, 2003, and to other instruments as of September 1, 2003. The Company has adopted Statement 150 and does not believe the effect of adopting this statement will have a material impact on its financial position, results of operations or cash flows.

NOTE 2:  RELATED PARTY TRANSACTIONS

     Indebtedness to related parties

     As of November 24, 2003, the Company owed an officer $45 for expenses paid on behalf of the Company. This liability is non-interest bearing and due on demand. The $45 is included in the accompanying financial statements as "Indebtedness to related party".

     Common stock sale

     Following its formation in May 2003, the Company sold 12,200,000 shares of its no par value common stock to two officers for $1,220, or $.0001 per share. $610 of the stock sale was unpaid as of November 24, 2003 and is reported in the accompanying financial statements as "Common stock subscriptions".

NOTE 3:  INCOME TAXES

     A reconciliation of the U.S. statutory federal income tax rate to the effective rate is as follows:

     At November 24, 2003, deferred taxes consisted of a net tax asset of $397, due to operating loss carryforwards of $2,646, which was fully allowed for in the valuation allowance of $397. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The deferred tax assets for the period from May 20, 2003 (inception) through November 24, 2003 was $397. The change in the valuation allowance for the period from May 20, 2003 (inception) through November 24, 2003 was also $397. Net operating loss carryforwards will expire through 2023.



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     Notes to Financial Statements - continued
     ------------------------------------------


     The valuation allowance will be evaluated at the end of each year, considering positive and negative evidence about whether the asset will be realized. At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax asset is no longer impaired and the allowance is no longer required.

     Should the Company undergo an ownership change as defined in Section 382 of the Internal Revenue Code, the Company's tax net operating loss carryforwards generated prior to the ownership change will be subject to an annual limitation, which could reduce or defer the utilization of these losses.

NOTE 4:  SUBSEQUENT EVENT - STOCK PURCHASE AGREEMENT

     On November 25, 2003, the Company entered into a Stock Purchase Agreement with SLX. Under the terms of the agreement, MSC agreed to acquire all of the issued and outstanding common stock of SLX in exchange for 6,100,000 shares of the Company's common stock and $300,000 cash. The parties subsequently amended the agreement to replace the $300,000 cash with the assumption of $300,000 in liabilities. Following the acquisition, SLX became the Company's wholly-owned subsidiary. However, for accounting purposes, the acquisition has been treated as a recapitalization of SLX, with the Company the legal surviving entity. Since the Company had minimal assets and no operations, the recapitalization has been accounted for as the sale of 12,200,000 shares of SLX common stock in exchange for the net liabilities of the Company.

     SLX operates as a consultant, developer and publisher of risk management and regulatory software-based solutions for corporate security and Federal regulatory compliance. SLX has worked with Federal agencies and private companies to define enhanced risk management and the effective corporate response to Federal regulations such as the Gramm Leach Bliley Act, Health Insurance Portability and Accountability Act, Sarbanes Oxley Act, and the USA Patriot Act.



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